SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                October 25, 1995
                            (Earliest Event Reported)



                             Synovus Financial Corp.
                          (Exact Name of Registrant as
                            Specified in its Charter)


        Georgia                  1-10312                   58-1134883
        (State of             (Commission File             (IRS Employer
        Incorporation)         Number)                     Identification
                                                           Number)


                901 Front Avenue, Suite 301, Columbus, Georgia  31901
                       (Address of principal executive offices)


                                    (706)  649-2267
                         (Registrant's Telephone Number)




            (Former name or former address, if changed since last report)




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          Item 5.   Other Events.

               On October  25, 1995, Total System  Services, Inc. ("TSYS"),
          an 80.8% owned subsidiary of Synovus Financial Corp. ("Registrant"), announced the renewal of a long-term contract with NationsBank to continue processing its credit card portfolio through September 30, 2000.

               A  copy of  TSYS' press  release regarding  the announcement
          referenced   above  is  attached   hereto  as   Exhibit  99,  and
          by this reference made a part hereof.

          Item 7.   Financial Statements, Pro Forma Financial
                    Information and Exhibits.

               (a)  Financial Statements - None.

               (b)  Pro Forma Financial Information - None.

               (c)  Exhibits

                    99 - TSYS' press release dated October 25, 1995




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                                    Signature


             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SYNOVUS FINANCIAL CORP.
                                             ("Registrant")


          Dated:    October 26, 1995         By:/s/Kathleen Moates
                                                   Kathleen Moates
                                                   Senior Vice President









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

                         Exhibit Index

          Exhibit Number                Description

           99                           Total System Services, Inc.'s
                                        press release
                                        dated October 25, 1995















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